Exhibit 99.1

ARMLOGI Becomes an Official authorized warehouser
for temu sellers

WALNUT, CA, June 5, 2024 (GlobeNewswire) -- Armlogi Holding Corp. (“Armlogi” or the “Company”) (Nasdaq: BTOC), a U.S.-based warehousing and logistics service provider that offers a comprehensive package of supply-chain solutions related to warehouse management and order fulfillment, is pleased to announce that it has become an authorized warehouse provider for sellers on the Temu marketplace.

Through this collaboration, Armlogi will offer Temu sellers streamlined access to its warehousing facilities and tailored logistics services, to provide fast order fulfillment and improve inventory management. This strategic initiative is expected to enhance the operational capabilities of Temu sellers, enabling them to meet the rising demand of consumers with greater agility and reliability.

“Partnering with Temu is a major development for Armlogi as it aligns with our mission to empower e-commerce businesses through cutting-edge logistics and warehousing solutions,” said Aidy Chou, Chairman and CEO of Armlogi. “We anticipate that this collaboration with another major e-commerce platform will further expand our capabilities to serve more e-commerce sellers, offering robust support systems on a global platform, helping them excel in this competitive e-commerce marketplace. We expect this collaboration to positively impact Armlogi’s near-term growth trajectory and strengthen our positioning as an emerging leader in the logistics industry.”

The agreement between Armlogi and Temu will enable sellers to access Armlogi’s advanced order management technology and warehousing services, designed to optimize the supply chain process from warehouse to doorstep. These enhancements will allow Temu sellers to leverage Armlogi’s logistics expertise to improve delivery speeds, reduce operational costs, and enhance overall customer experience.

About Armlogi Holding Corp.

Armlogi Holding Corp., based in Walnut, CA, is a fast-growing U.S.-based warehousing and logistics service provider that offers a comprehensive package of supply-chain solutions relating to warehouse management and order fulfillment. The Company caters to cross-border e-commerce merchants looking to establish overseas warehouses in the U.S. market. With eleven warehouses covering over two million square feet, the Company offers comprehensive one-stop warehousing and logistics services. The Company’s warehouses are equipped with facilities and technology for handling and storing large and bulky items. For more information, please visit www.armlogi.com.

Safe Harbor Statement

This press release contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us.

Company Contact:

info@armlogi.com

Investor Relations Contact:

Matthew Abenante, IRC

President

Strategic Investor Relations, LLC

Tel: 347-947-2093

Email: matthew@strategic-ir.com